Exhibit 99.1

SEVENTH AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 29, 2005, is entered into by and among AMN HEALTHCARE, INC., a Nevada corporation (the “Borrower”), AMN HEALTHCARE SERVICES, INC. (formerly known as AMN Holdings, Inc.), a Delaware corporation (the “Parent”), the Subsidiary Guarantors signatory hereto, the lenders identified on the signature pages hereto as the Lenders (the “Lenders”) and BANK OF AMERICA, N. A., as Agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A. The Borrower, the Parent, the Subsidiary Guarantors, the Lenders and the Agent, are party to that certain Amended and Restated Credit Agreement dated as of November 16, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of April 8, 2002, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of May 2, 2002, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 8, 2002, as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 10, 2003, as amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of October 2, 2003 and as amended by that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of July 21, 2004 (as amended, the “Existing Credit Agreement”). Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

B. The Credit Parties have requested that the Lenders amend the Existing Credit Agreement as provided herein.

C. The Requisite Lenders and the Lenders (other than Defaulting Lenders) holding in the aggregate at least a majority of the Revolving Commitments have agreed to amend the Existing Credit Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

PART I

DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Amendment No. 7 Effective Date” is defined in Part III.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 7 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

SUBPART 2.1 Amendments to Section 7.11. Section 7.11 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.11 Financial Covenants.

(a) Leverage Ratio. The Credit Parties shall not permit the Leverage Ratio as of the last day of any fiscal quarter of the Consolidated Parties to be greater than:

Fiscal Year	March 31	June 30	September 30	December 31
2003	1.50	1.50	1.50	2.50
2004	2.50	2.75	3.25	3.25
2005	3.25	3.25	3.00	3.00
2006	3.00	2.75	2.75	2.50
2007 and Thereafter	2.50	2.50	2.00	2.00

(b) Fixed Charge Coverage Ratio. The Credit Parties shall not permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter of the Consolidated Parties to be less than:

Fiscal Year	March 31	June 30	September 30	December 31
2003	3.00	3.00	3.00	3.00
2004	3.00	3.00	2.25	2.00
2005	2.00	2.00	2.00	2.00
2006	2.50	2.50	2.50	2.50
2007 and Thereafter	3.00	3.00	3.00	3.00

SUBPART 2.2 Amendments to Exhibits. Exhibit 2.1(b)(i) of the Existing Credit Agreement is amended and restated in its entirety to read in the form of such Exhibit 2.1(b)(i)

attached hereto as Annex I to this Amendment and Exhibit 3.2 of the Existing Credit Agreement is amended and restated in its entirety to read in the form of such Exhibit 3.2 attached hereto as Annex II to this Amendment.

PART III

CONDITIONS TO EFFECTIVENESS

This Amendment shall be and become effective as of the date (the “Amendment No. 7 Effective Date”) when all of the conditions set forth in this Part III shall have been satisfied.

SUBPART 3.1 Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, each of the Guarantors, the Requisite Lenders and the Lenders (other than Defaulting Lenders) holding in the aggregate at least a majority of the Revolving Commitments.

SUBPART 3.2 Fees and Expenses. The Agent shall have received, (i) for the account of each Lender who executes and approves this Amendment on or before 5:00 P.M. (EST) on March 29, 2005, an amendment fee equal to 5 basis points of the Revolving Commitment and the Tranche B Loan Commitment of each such approving Lender, which fee shall be due and payable to each approving Lender when all of the other conditions set forth in this Part III shall have been satisfied and (ii) on the date hereof, all out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the fees and expenses of Moore & Van Allen PLLC, special counsel to the Agent.

SUBPART 3.3 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

PART IV

MISCELLANEOUS

SUBPART 4.1 Construction. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

SUBPART 4.2 Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this Amendment: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (ii) the representations and warranties contained in Section 6 of the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (iii) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof upon giving effect to this Amendment.

SUBPART 4.3 Acknowledgment. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment does not operate to reduce or discharge the Guarantors’ obligations under the Amended Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors’ obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders’ execution and delivery of this Amendment.

SUBPART 4.4 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SUBPART 4.5 Binding Effect. This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

SUBPART 4.6 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SUBPART 4.7 Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	AMN HEALTHCARE, INC.

By:
	Name:	Brent R. Rivard
	Title:	Treasurer

PARENT:	AMN HEALTHCARE SERVICES, INC.

By:
	Name:	Brent R. Rivard
	Title:	Treasurer

SUBSIDIARY
GUARANTORS:	WORLDVIEW HEALTHCARE, INC.

By:
	Name:	Brent R. Rivard
	Title:	Treasurer

O’GRADY-PEYTON INTERNATIONAL (USA), INC.

By:
	Name:	Brent R. Rivard
	Title:	Treasurer

INTERNATIONAL HEALTHCARE RECRUITERS, INC.

By:
	Name:	Brent R. Rivard
	Title:	Treasurer

AMN STAFFING SERVICES, INC.

By:
	Name:	Brent R. Rivard
	Title:	Treasurer

[Signatures Continued]

AGENT:	BANK OF AMERICA, N. A.,
in its capacity as Agent

By:
	Name:	Charles Graber
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N. A.

By:
Name:
Title:

[Signatures Continued]

ING Investments, LLC 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258

By:
Name:	MICHEL PRINCE
Title:	SVP

ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.		ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

By:	ING Investments, LLC as its investment manager	By:	ING Investments, LLC as its investment manager

The Sumitomo Trust & Banking Co., Ltd., New York Branch

By:
Name:	Elizabeth A. Quirk
Title:	Vice President

ROSEMONT CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:
Name:	Dale Burrow
Title:	Senior Vice President

BRYN MAWR CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:
Name:	Dale Burrow
Title:	Senior Vice President

LONG GROVE CLO, Limited.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:
Name:	Dale Burrow
Title:	Senior Vice President

SEQUILS-Cumberland I, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:
Name:	Dale Burrow
Title:	Senior Vice President

GRAYSON & CO
By:	Boston Management and Research As Investment Advisor

By:
	Name:	Michael E. Botthof
	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management As Investment Advisor

By:
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
By:	Eaton Vance Management As Investment Advisor

By:
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management As Investment Advisor

By:
	Name:	Michael B. Botthof
	Title:	Vice President

TOLLI & CO.
By:	Eaton Vance Management As Investment Advisor

By:
	Name:	Michael B. Botthof
	Title:	Vice President

BIG SKY SENIOR LOAN FUND, LTD.
By:	Eaton Vance Management As Investment Advisor

By:
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VI LTD.
By:	Eaton Vance Management As Investment Advisor

By:
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO III, LTD.
By:	Eaton Vance Management As Investment Advisor

By:
	Name:	Michael B. Botthof
	Title:	Vice President

IKB CAPITAL CORPORATION

By:
Name:	David Snyder
Title:	President

AVALON CAPITAL LTD.
By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor

By:
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

By:
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. as Investment Adviser

By:
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

INVESCO EUROPEAN CDO I S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

SEQUILS-LIBERTY LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

AGENT:	BANK OF AMERICA, N. A.,
in its capacity as Agent

By:
	Name:	Charles Graber
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N. A.

By:
Name:
Title:

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.
	By:	Travelers Asset Management International Company LLC

By:
	Name:	Melanie Hanlon
	Title:	Vice President

AGENT:	BANK OF AMERICA, N. A.,
in its capacity as Agent

By:
	Name:	Charles Graber
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N. A.

By:
Name:
Title:

COLUMBUS LOAN FUNDING LTD.
	By:	Travelers Asset Management International Company LLC

By:
	Name:	Melanie Hanlon
	Title:	Vice President

PPM SHADOW CREEK FUNDING LLC

By:
Name:	Meredith J. Koslick
Title:	Assistant Vice President

PPM SPYGLASS FUNDING TRUST

By:
Name:	Ann E. Morris
Title:	Authorized Agent

AURUM CLO 2002-1 LTD.,
By:	Columbia Management Advisors, Inc. As Investment Manager

By:
	Name:	Eric S. Meyer
	Title:	Vice President

STEIN ROE & FARNMAM CLO I LTD.,
By:	Columbia Management Advisors, Inc. As Portfolio Manager

By:
	Name:	Eric S. Meyer
	Title:	Vice President

FLAGSHIP CLO II
By:	Flagship Capital Management, Inc.

By:
	Name:	Eric S. Meyer
	Title:	Director

NATIONWIDE MUTUAL INSURANCE COMPANY

By:
Name:	Thomas S. Leggett
Title:	Associate Vice President Public Bonds

NATIONWIDE LIFE INSURANCE COMPANY

By:
Name:	Thomas S. Leggett
Title:	Associate Vice President Public Bonds

GULF STREAM-COMPASS CLO 2002-1 LTD
By:	Gulf Stream Asset Management LLC As Collateral Manager Gulf Stream Asset Management LLC

By:
	Name:	Barry K. Love
	Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2004-1 LTD
By:	Gulf Stream Asset Management LLC As Collateral Manager Gulf Stream Asset Management LLC

By:
	Name:	Barry K. Love
	Title:	Chief Credit Officer

LENDERS:	ECL FUNDING LLC, for itself or as agent for ECL2 FUNDING LLC

By:
	Name:	Suzanne Smith
	Title:	As Attorney-In-Fact

[Signatures Continued]

STANFIELD MODENA CLO, LTD
By:	Stanfield Capital Partners, LLC As Its Asset Manager

By:
	Name:	Christopher E. Jansen
	Title:	Managing Partner

STANFIELD ARBITRAGE CDO, LTD.
By:	Stanfield Capital Partners LLC As Its Collateral Manager

By:
	Name:	Christopher E. Jansen
	Title:	Managing Partner

STANFIELD CLO LTD.
By:	Stanfield Capital Partners LLC As Its Collateral Manager

By:
	Name:	Christopher E. Jansen
	Title:	Managing Partner

STANFIELD/RMF TRANSATLANTIC CDO LTD.
By:	Stanfield Capital Partners LLC As Its Collateral Manager

By:
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Annex I to Amendment No. 7

Exhibit 2.1(b)(i)

FORM OF NOTICE OF BORROWING

Bank of America, N. A.,

  as Agent for the Lenders

101 North Tryon Street

Independence Center, 15th Floor

NC1-001-15-04

Charlotte, North Carolina 28255

Attention: Agency Services

Ladies and Gentlemen:

The undersigned, AMN HEALTHCARE, INC. (the “Borrower”), refers to the Amended and Restated Credit Agreement dated as of November 16, 2001 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice pursuant to Section 2.1 of the Credit Agreement that it requests a Revolving Loan advance under the Credit Agreement, and in connection therewith sets forth below the terms on which such Loan advance is requested to be made:

(A)	Date of Borrowing (which is a Business Day)	_____________________________________

(B)	Principal Amount of Borrowing	_____________________________________

(C)	Interest rate basis	_____________________________________

(D)	Interest Period and the last day thereof	_____________________________________

In accordance with the requirements of Section 5.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in clause (b) of such Section, and confirms that the matters referenced in clauses (c), (d), (e) and (f) of such Section, are true and correct. Delivered herewith are detailed calculations demonstrating compliance by the Borrower with clause (f) of Section 5.2 as of the Date of Borrowing set forth in subsection (A) of this Notice of Borrowing.

AMN HEALTHCARE, INC.

By:
Name:	Brent R. Rivard
Title:	Treasurer

Attachment to Notice of Borrowing

Computation of the Section 5.2(f)

A.	Funded Indebtedness of the Consolidated Parties on a consolidated basis on the Date of Borrowing:	$

B.	Consolidated EBITDA for the three fiscal-quarter period ending as of the last day of the most recent fiscal quarter preceding the Date of Borrowing for which the Agent has received the Required Financial Information:	$

C.	Projected Consolidated EBITDA for the applicable fiscal quarter with respect to which the Parent has provided the Projected Consolidated EBITDA:	$

D.	Pro Forma EBITDA (Sum of Lines B + C):	$

E.	Pro Forma Leverage Ratio (Line A ÷ Line D):	to 1.00

F.	Line E shall not exceed the then applicable ratio set forth in Section 7.11(a) (set forth below) for the last day of the applicable fiscal quarter with respect to which the Parent has provided the Projected Consolidated EBITDA:

Section 7.11(a) Leverage Ratio. The Credit Parties shall not permit the Leverage Ratio as of the last day of any fiscal quarter of the Consolidated Parties to be greater than:

Fiscal Year	March 31	June 30	September 30	December 31
2003	1.50	1.50	1.50	2.50
2004	2.50	2.75	3.25	3.25
2005	3.25	3.25	3.00	3.00
2006	3.00	2.75	2.75	2.50
2007 and Thereafter	2.50	2.50	2.00	2.00

Annex II to Amendment No. 7

Exhibit 3.2

FORM OF NOTICE OF EXTENSION/CONVERSION

Bank of America, N. A.,

  as Agent for the Lenders

101 North Tryon Street

Independence Center, 15th Floor

NC1-001-15-04

Charlotte, North Carolina 28255

Attention: Agency Services

Ladies and Gentlemen:

The undersigned, AMN HEALTHCARE, INC. (the “Borrower”), refers to the Amended and Restated Credit Agreement dated as of November 16, 2001 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders and Bank of America, N. A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice pursuant to Section 3.2 of the Credit Agreement that it requests an extension or conversion of a [Revolving Loan] [Tranche B Loan] outstanding under the Credit Agreement, and in connection therewith sets forth below the terms on which such extension or conversion is requested to be made:

(A)	Loan Type/Tranche	_____________________________________

(B)	Date of Extension or Conversion	_____________________________________
(which is the last day of the
the applicable Interest Period)

(C)	Principal Amount of Extension or Conversion	_____________________________________

(D)	Interest rate basis	_____________________________________

(E)	Interest Period and the last day thereof	_____________________________________

In accordance with the requirements of Section 5.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in clause (b) of such Section, and confirms that the matters referenced in clauses (c), (d), (e) and (f) of such Section, are true and correct. Delivered herewith are detailed calculations demonstrating compliance by the Borrower with clause (f) of Section 5.2 as of the Date of Extension or Conversion set forth in subsection (B) of this Notice of Extension/Conversion.

AMN HEALTHCARE, INC.

By:
Name:	Brent R. Rivard
Title:	Treasurer

Attachment to Notice of Extension/Conversion

Computation of the Section 5.2(f)

A.	Funded Indebtedness of the Consolidated Parties on a consolidated basis on the Date of Extension or Conversion:	$

B.	Consolidated EBITDA for the three fiscal-quarter period ending as of the last day of the most recent fiscal quarter preceding the Date of Extension or Conversion for which the Agent has received the Required Financial Information:	$

C.	Projected Consolidated EBITDA for the applicable fiscal quarter with respect to which the Parent has provided the Projected Consolidated EBITDA:	$

D.	Pro Forma EBITDA (Sum of Lines B + C):	$

E.	Pro Forma Leverage Ratio (Line A ÷ Line D):	to 1.00

F.	Line E shall not exceed the then applicable ratio set forth in Section 7.11(a) (set forth below) for the last day of the applicable fiscal quarter with respect to which the Parent has provided the Projected Consolidated EBITDA:

Section 7.11(a) Leverage Ratio. The Credit Parties shall not permit the Leverage Ratio as of the last day of any fiscal quarter of the Consolidated Parties to be greater than:

Fiscal Year	March 31	June 30	September 30	December 31
2003	1.50	1.50	1.50	2.50
2004	2.50	2.75	3.25	3.25
2005	3.25	3.25	3.00	3.00
2006	3.00	2.75	2.75	2.50
2007 and Thereafter	2.50	2.50	2.00	2.00